UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2003
                                                  ------------------




                             C&D Technologies, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)


     Delaware                       1-9389                   13-3314599
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(State or other                (Commission file number)       (IRS employer
jurisdiction of incorporation)                            identification no.)



                     1400 Union Meeting Road
                     Blue Bell, Pennsylvania                     19422
                   ---------------------------------------     ----------
                   (Address of principal executive offices)    (Zip code)


       Registrant's telephone number, including area code: (215) 619-2700
                                                           --------------


                                       N/A
                                    ---------
          (Former name or former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets.

As previously reported in a press release attached to its Form 8-K, dated September 25, 2003, on September 25, 2003, the registrant and its totally held Mexican subsidiary, C&D Technologies Reynosa, S. de R.L. de C.V., acquired from Matsushita Battery Industrial Corporation of America, and its totally held Mexican subsidiary, Matsushita Battery Industrial de Mexico, S.A. de C.V., for an aggregate purchase price of approximately $10 million, a 240,000 square foot facility in Reynosa, Mexico and the equipment in the facility historically used for the manufacture of large, valve regulated lead acid batteries for standby power applications ("VRLA Batteries"). Prior to the transaction, the sellers used the facility for the manufacture of VRLA Batteries and other related items. The registrant and its subsidiary intend to initially use the facility for the manufacture of VRLA batteries.

The registrant and its subsidiary funded the foregoing transaction with the registrant's working capital funds which are replenished from time to time under its existing credit agreement.

Item 7.  Financial Statements and Exhibits.

(a) Financial Statements.

          It is impractical to provide any of the financial statements related to the foregoing transaction at the time of this filing. Registrant will file all of the required financial statements, if any, as an amendment to this Form 8-K not later than sixty (60) days after the required filing date of this Form 8-K.

(b) Pro Forma Financial Information.

          The required pro forma financial information will be filed as an amendment to this Form 8-K at the time the required financial statements are filed.

(c) Exhibits.

    10.1 Asset Purchase Agreement among Matsushita Battery Industrial Corporation of America, Matsushita Battery Industrial de Mexico, S.A. de C.V., C&D Technologies, Inc. and C&D Technologies Reynosa, S. de R.L. de C.V., dated as of August 27, 2003




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           C&D TECHNOLOGIES, INC.




Date: October 10, 2003                          By:/s/ Stephen E. Markert, Jr.
      ----------------                            ------------------------------
                                                  Stephen E. Markert, Jr.,
                                                  Vice President - Finance
                                                  and Chief Financial Officer







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                                  EXHIBIT INDEX

Exhibit
Number                             Description

10.1 Asset Purchase Agreement among Matsushita Battery Industrial Corporation of America, Matsushita Battery Industrial de Mexico, S.A. de C.V., C&D Technologies, Inc. and C&D Technologies Reynosa, S. de R.L. de C.V., dated as of August 27, 2003